American Century Investment Trust

Statement of Additional Information Supplement

Core Plus Fund ¡Diversified Bond Fund ¡NT Diversified Bond Fund
High-Yield Fund ¡American Century-Mason Street High-Yield Bond Fund
Inflation Protection Bond Fund ¡Premium Money Market Fund
Prime Money Market Fund ¡ American Century-Mason Street Select Bond Fund
Short Duration Fund

Supplement dated February 27, 2009 ¡ Statement of Additional Information dated August 1, 2008

Effective February 27, 2009, American Century-Mason Street High-Yield Bond Fund and American Century-Mason Street Select Bond Fund were liquidated and are no longer available for purchase.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL64904   0902